FORM OF AMENDMENT NO. 4
                                    to the
                    RETAIL SHAREHOLDER SERVICES AGREEMENT


      The Retail Shareholder Services Agreement dated February 3, 1999 and as amended on August 12, 1999, by and among E*TRADE Securities, Inc., E*TRADE Funds and E*TRADE Asset Management, Inc., is hereby further amended as follows:

      1. Schedule C is hereby amended and substituted with the attached Scheduled C.

      IN WITNESS WHEREOF, each Party has executed this Amendment No. 4 to the Retail Shareholder Services Agreement by a duly authorized representative of such party as of __________, 2001.


                                    E*TRADE Securities, Inc.


                                    By:_________________________________
                                       Name:
                                       Title:


                                    E*TRADE Funds

                                    By:_________________________________
                                       Name:
                                       Title:


                                    E*TRADE Asset Management, Inc.

                                    By:_________________________________
                                       Name:
                                       Title:

                                  Schedule C
                                    to the
                    RETAIL SHAREHOLDER SERVICES AGREEMENT

                         Fund Portfolios and Classes


Fund Name/Class:                          Cusip/Ticker Symbol:

E*TRADE S&P 500 Index Fund*               269244109/ET SPX

E*TRADE Extended Market Index Fund*       269244307/

E*TRADE Bond Index Fund*                  2692444208/

E*TRADE Technology Index Fund*            269244406/

E*TRADE International Index Fund*         __________

E*TRADE E-Commerce Index Fund*            __________

E*TRADE Global Titans Index Fund*         __________

E*TRADE Premier Money Market Fund*        __________

E*TRADE Russell 2000 Index Fund*          __________

E*TRADE Financial Sector Index Fund*      __________

E*TRADE Asset Allocation Fund*            __________


* indicates that the Fund is a "No-Load" or "No-Sales Charge" Fund as defined in
Section 26 of the NASD's Rules of Fair Practice.